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                                                                   EXHIBIT 10.9

                    TECHNOLOGY TRANSFER AND LICENSE AGREEMENT

     THIS TECHNOLOGY TRANSFER AND LICENSE AGREEMENT is effective as of January 1, 1995 by and between SEPRACOR INC. ("SI"), a Delaware corporation which has offices at 33 Locke Drive, Marlborough, Massachusetts and SEPRACHEM INC. ("SCI"), a Delaware corporation which has offices at 33 Locke Drive, Marlborough, Massachusetts.

     WHEREAS, SI possesses certain intellectual and industrial property rights; and

     WHEREAS, SI is willing to grant, and SCI desires to acquire, exclusive rights to use such rights on a worldwide basis in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and mutual promises, terms and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.   DEFINITIONS

     As used herein, the following terms shall have the following definitions.

     1.1 COMBINATORIAL CHEMISTRY LIBRARIES. "Combinatorial Chemistry Libraries" shall mean any group of 25 or more compounds related in structure and synthesized contemporaneously from a common intermediate in quantities of no more than one hundred grams per compound.

     1.2 CONFIDENTIAL INFORMATION. "Confidential Information" shall mean: (a) all non-public Licensed Technology of SI either disclosed to SCI or otherwise acquired by SCI pursuant to this Agreement; or (b) Improvements discovered, developed or acquired by SCI and disclosed to SI.

     1.3 EFFECTIVE DATE. "Effective Date" shall mean January 1, 1995.

     1.4 FORCE MAJEURE. "Force Majeure" shall mean any act of God, any accident, explosion, fire, storm, earthquake, flood, drought, peril of the sea, riot, embargo, war or foreign, federal, state, provincial or municipal order of general application, seizure, requisition or allocation, any failure or delay of transportation, shortage of or inability to obtain supplies, equipment, fuel or labor, or any other circumstances or event beyond the reasonable control of the party relying upon such circumstance or event.

     1.5 IMPROVEMENT. "Improvement" shall mean any improvement or enhancement to the Licensed Technology that is discovered, developed or otherwise acquired by SI or SCI prior to the termination or expiration of this Agreement, whether patentable or not; PROVIDED, HOWEVER, that if an Improvement has been acquired from a third party, such Improvement shall be included in this definition only to the extent that such third party has granted rights to sublicense or otherwise extend the right to use such Improvement. Improvements shall not include rights to compounds made using the Licensed Technology unless such compounds are useful in practicing the Licensed Technology.

     1.6 LICENSED TECHNOLOGY. "Licensed Technology" shall mean public and nonpublic technical or other information, trade secrets, know-how, processes, formulations, concepts, ideas, preclinical, clinical, pharmacological or other data and testing results, experimental methods or results, descriptions, business or scientific plans, depictions, customer lists and any other written, printed or electronically stored materials, and any and all other intellectual property, including patents or patent applications owned or controlled by SI as of the Effective Date (including, but not limited to, the Patent Rights, the Technical Information and other rights (i) created by agreements between SI and third parties which are listed and described in EXHIBIT A attached hereto and incorporated herein by reference and (ii) for which a co-equal ownership right and interest is assigned to SCI pursuant to Section 4.3 below), that relates to and is used in researching, developing or manufacturing Products. "Owned or controlled" shall include only rights which SI owns, or under which SI is licensed and has the right to extend the right to use to SCI.

     1.7 PATENT RIGHTS. "Patent Rights" shall mean (a) the issued patents and patent applications listed in EXHIBIT B attached hereto and incorporated herein by reference and any nonUnited States counterpart thereof, (b) any patent application constituting an equivalent, counterpart, reissue, extension or continuation (including, without limitation, a continuation in part or a division) of any of the foregoing applications, and (c) any patent issued or issuing upon any of the foregoing applications.

     1.8 PRODUCTS. "Products" shall mean any and all products in the SCI Field.

     1.9 SCI FIELD. "SCI Field" shall mean the development, manufacture, use and sale of any and all pharmaceutical intermediates, active ingredients, agrichemicals, flavours, fragrances and other chemicals and compounds, except that this field shall not include (i) the right to develop, make, use and sell those compounds included in EXHIBIT C-1 attached hereto and


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incorporated herein by reference; (ii) the right to develop, make, use and sell
Combinatorial Chemistry Libraries of chiral or achiral compounds; or (iii) the right to develop, make, use and sell compounds in the Combinatorial Chemistry Libraries in quantities of less than one (1) kilogram. Compounds described in part (iv) of EXHIBIT C-2 attached hereto and made a part hereof shall be included in this field, but only on a non-exclusive basis.

     1.10 TANABE AGREEMENT. "Tanabe Agreement" shall mean the license anddevelopment agreement between SI and Tanabe Seiyaku Co., Ltd. dated October 30, 1990, as it may have been supplemented and amended from time to time prior to the Effective Date.

     1.11 TECHNICAL INFORMATION. "Technical Information" shall mean all trade secrets, know-how, computer programs (including copyrights in said software), knowledge, technology, means, methods, processes, practices, formulas, techniques, procedures, technical assistance, designs, drawings, apparatus, written and oral rectifications of data, specifications, assembly procedures, schematics and other valuable information of whatever nature, whether confidential or not, and whether proprietary or not, which is now in (or hereafter, during the term of this Agreement, comes into) the possession of SI and which is relevant to the development, manufacture, use or sale of Products.

2.   GRANT OF RIGHTS AND LICENSES

     Subject to all of the terms and conditions set forth in this Agreement:

     2.1  Use of Licensed Technology
          --------------------------

          (a) SI hereby grants to SCI an exclusive, royalty-free perpetual right and license to use and practice the Licensed Technology on a world-wide basis in order to develop, manufacture, use and sell Products and for no other purpose; PROVIDED, HOWEVER, that: (i) SI shall retain the right to use the Licensed Technology to manufacture pharmaceutical fine chemical intermediates and pharmaceutical active ingredients for the clinical and laboratory use of SI and its licensees; (ii) the right and license granted to SCI under this
Section 2.1(a) shall not include the exclusive right and license granted by SI to third parties prior to the Effective Date pursuant to any of the agreements listed in EXHIBIT D attached hereto and incorporated herein by reference, but shall include rights and licenses granted by such third parties back to SI pursuant to such agreements before, on and after the Effective Date; and (iii) SI shall, as described in Section 4.3 below, retain a co-equal ownership right and interest in all of SI's rights and obligations under the Tanabe Agreement.


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          (b) SI hereby also grants to SCI a non-exclusive, royalty-free right and license to use and practice the Licensed Technology on a world-wide basis in order to develop, manufacture, use and sell compounds included in parts (i) and (iv) of Exhibit C-2 hereto for the periods of time described in Exhibit C-2 hereto.

          (c) From time to time upon the request of SCI, SI shall provide to SCI, at no additional cost to SCI, all of the Technical Information within thirty (30) days of receiving SCI's written request, so long as there is no agreement between SI and a third party as of the Effective Date which limits SI's ability to provide such information to SCI. In addition, all patent or other searches and prior art in the possession of SI with respect to the Patent Rights shall be provided to SCI at its request.

     2.2 RIGHT TO SUBLICENSE OR ASSIGN. SCI shall have the right to sublicense or assign any of the rights and licenses granted hereunder, so long as each sublicense or assignee agrees to be bound by all of the terms and conditions contained in this Agreement.

     2.3 NO RIGHTS BY IMPLICATION. No rights or licenses with respect to Licensed Technology are granted or deemed granted hereunder or in connection herewith, other than those rights or licenses expressly granted in this Agreement.

     2.4  Sharing of Improvements.
          -----------------------
          (a) Each party agrees to notify the other party of each Improvement it has discovered, developed or acquired. The discovering, developing or acquiring party (the "developing party") shall upon request of the other party deliver data and specifications to the other party concerning such Improvement.

          (b) If such Improvement is discovered, developed or acquired by SI, then SCI shall have an exclusive, royalty-free perpetual right and license to use and practice such Improvement on a world-wide basis in order to develop, manufacture, use and sell Products and for no other purpose. Such Improvement shall be deemed to be included in the definition of "Licensed Technology" for all purposes.

          (c) If such Improvement is discovered, developed or acquired by SCI, then SI shall have an exclusive, royalty-free perpetual right and license (including the right to grant sublicenses) to use and practice such Improvement on a world-wide basis in order to develop, manufacture, use and sell all products outside the SCI Field and for no other purpose.

          (d) If such Improvement is discovered, developed or acquired jointly by SI and SCI, then such Improvement shall be considered jointly owned by SI and SCI. SCI agrees not to use or


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license such Improvement outside the SCI Field and SI agrees not to use or license such Improvement in the SCI Field.

3.   TECHNICAL ASSISTANCE AND INSTRUCTION.

     3.1 PROVIDED BY SI. Upon request, SI shall provide to SCI reasonable technical assistance and instruction, at SCI's sole expense (such expense to be approved in advance and in writing by SCI), in understanding, interpreting and applying the Licensed Technology for the purpose of commercially developing Products. SI shall make its employees reasonably available for consultation by telephone, or in person, at the offices at SI, in connection with such assistance and instruction, all at the sole expense of SCI (such expense to be approved in advance and in writing by SCI), in accordance with the terms and provisions to be agreed upon in writing by SI and SCI.

     3.2 PROVIDED BY SCI. Upon request, SCI shall provide to SI reasonable technicalassistance and instruction, at SI's sole expense (such expense to be approved in advance and in writing by SI), in understanding, interpreting and applying the Improvements discovered, developed or acquired by SCI for the purpose of commercially developing products outside the SCI Field. SCI shall make its employees reasonably available for consultation by telephone, or in person, at the offices at SCI, in connection with such assistance and instruction, all at the sole expense of SI (such expense to be approved in advance and in writing by SI), in accordance with the terms and provisions to be agreed upon in writing by SI and SCI.

     3.3 VISITORS. Each party shall maintain adequate comprehensive general liability insurance with waivers of subrogation, covering employees and representatives of the other party visiting the facilities or using the equipment or handling the products of the insured party. Employees and representatives of either party visiting the facilities of the other party shall be required to observe the rules and regulations of the facilities being visited. Each party agrees to hold the other party harmless from any responsibility for injuries to or the death of its employees or representatives while visiting the other party's facilities or damage to the other party's property, except in cases of gross negligence or intentional tortious acts and/or actions insured against, provided that all claims hereunder are brought within six (6) months after the incident(s) giving rise to such claims.

4.   INVENTIONS AND THIRD PARTY LICENSES

     4.1 Registering Patents and Other Intellectual Property Rights.
         ----------------------------------------------------------

          (a) SI shall have the exclusive right to prepare, prosecute and maintain patent applications and other intellectual property registrations, and to maintain and enforce patents and


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     rights issued thereon, with respect to the Licensed Technology and to any
     Improvements discovered, developed or otherwise acquired by SI. Any costs reasonably incurred by SI in accordance with this Section 4.1(a) shall be borne 70% by SCI and 30% by SI. SCI shall pay SI's invoices to SCI for such costs within thirty (30) days of SCI's receipt thereof. If SI decides not to exercise its exclusive right described in this Section 4.1(a), SI shall so notify SCI in writing and SCI shall then have right to prepare, prosecute and maintain patent applications and other intellectual property registrations, and to maintain and enforce patents and rights issued thereon, with respect to the Licensed Technology and to any Improvements discovered, developed or otherwise acquired by SI, all at SCI's expense.

          (b) SCI shall have the exclusive right to prepare, prosecute and maintain patent applications and other intellectual property registrations, and to maintain and enforce patents and rights issued thereon, with respect to any Improvements discovered, developed or otherwise acquired by SCI. Any costs reasonably incurred by SCI in accordance with this Section 4.1(b) shall be borne 100% by SCI. If SCI decides not to exercise its exclusive right described in this Section 4.1(b), SCI shall so notify SI in writing and SI shall then have right to prepare, prosecute and maintain patent applications and other intellectual property registrations, and to maintain and enforce patents and rights issued thereon, with respect to any Improvementsdiscovered, developed or otherwise acquired by SCI, all at SI's expense.

          (c) With respect to any Improvements discovered, developed or otherwise acquired jointly by SI and SCI, SI shall have the exclusive right to prepare, prosecute and maintain patent applications and other intellectual property registrations, and to maintain and enforce patents and rights issued thereon. Any costs incurred by SI in accordance with this
     Section 4.1(c) shall be borne 50% by SI and 50% by SCI. SCI shall pay SI's invoices to SI for such costs within thirty (30) days of SCI's receipt thereof.

     4.2  Third Party Licenses.
          --------------------

          (a) To the extent that any part of the Licensed Technology consists of rights of SI under an agreement or license with or from a third party, SCI's right to use such part of the Licensed Technology hereunder shall be limited to the rights which SI has a right to grant or extend under such agreement or license and otherwise subject to any obligations assumed by SI in consideration of the grant or assignment of such right or license to SI which is to be extended to SCI, including the payment to SI (or such other party as SI may direct) of royalties which SI may owe to such third party based on SCI's development, manufacture, use or sale of the Products. All fixed maintenance costs of SI under such agreements shall be borne 70% by SCI and 30% by SI. SCI shall pay SI's invoices to SCI for such costs within thirty (30) days of SCI's receipt thereof.


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          (b) All such agreements with third parties which were executed by SI on or before the Effective Date are listed on EXHIBIT A hereto and have been provided in full to SCI prior to the Effective Date.

          (c) To the extent that any Improvements discovered, developed or acquired by SCI consist of rights of SCI under an agreement or license with or from a third party, any assignment or license granted to SI hereunder shall be limited to the rights which SCI has a right to grant under such agreement or license and otherwise subject to any obligations assumed by SCI in consideration of the grant or assignment of such right or license to SCI which is to be sublicensed to SI, including the payment of royalties or other fees to such third party.

     4.3  Assignment of Interest in Rights Licensed Under Tanabe Agreement.
          ----------------------------------------------------------------

          (a) SI hereby assigns to SCI a co-equal ownership right and interest in all of SI's rights and obligations under the Tanabe Agreement.

          (b) The parties have agreed that: (i) the revenue from the Tanabe Agreement, as well as the reasonable costs incurred by SI in connection with the Tanabe Agreement (to the extent that such costs are reasonable and documented), shall be prior to January 1, 1996 directed to SI and thereafter shall be divided 50% to SCI and 50% to SI; (ii) after January 1, 1996, each party shall pay the other party's invoices for its share of such expenses within thirty (30) days ofits receipt thereof; and (iii) after January 1, 1996, each party shall remit to the other party 50% of the revenues which it receives from the Tanabe Agreement within thirty (30) days of its receipt thereof.

5.   CONFIDENTIAL INFORMATION, NON-COMPETITION AND NON-SOLICITATION

     5.1 CONFIDENTIALITY MAINTAINED. Each party agrees that the other party hereto has a proprietary interest in its Confidential Information. During and after the term of this Agreement, all disclosures of Confidential Information to the receiving party, its agents and employees shall be held in strict confidence by such receiving party, which shall disclose the Confidential Information only to those of its agents and employees to whom it is necessary in order to properly carry out their duties as limited by the terms and conditions hereof. During and after the term of this Agreement, the receiving party shall not use the Confidential Information except for the purposes of exercising its rights and carrying out its duties hereunder. The provision of this Section 5.1 shall also apply to any sublicensees, consultants or subcontractors during and after the term of this Agreement, that the receiving party may sublicense or engage in connection with this Agreement.


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     5.2 PERMITTED DISCLOSURES. Notwithstanding the provisions of Section 5.1 above, SI and SCI may, to the extent necessary, disclose and use Confidential Information, consistent with the rights of SI and SCI otherwise granted hereunder, for the purpose of: (a) engaging in research and development, conducting clinical testing and marketing programs, or securing institutional or government approval to clinically test or market any product; (b) subject to confidentiality agreements typically executed in the industry under comparable circumstances, sharing clinical trial results and data with third parties conducting clinical trials on products; or (c) securing patent or other intellectual property protection for an invention.

     5.3 LIABILITY FOR DISCLOSURE. Notwithstanding anything contained in this Agreement to the contrary, neither party shall be liable for a disclosure of the other party's Confidential Information if the information so disclosed:

          (a) was in the public domain without violation of the rights of the non-disclosing party at the time it was disclosed by the disclosing party to the receiving party; or

          (b) was known to or contained in the records of the receiving party from a source with rights thereto not in violation of the rights of the non-disclosing party at the time of disclosure by the disclosing party to the receiving party and can be so demonstrated; or

          (c) becomes known to the receiving party from a source other than the disclosing party without breach of this Agreement by the receiving party and can be so demonstrated; or

          (d) was required to be disclosed under legal or administrative process, PROVIDED that the disclosing party has given the non-disclosing party no less than ten (10) days prior written notice of the disclosing party's intention to make a disclosure pursuant to this Section 5.3.

6. LITIGATION

     6.1 NOTIFICATION OF SUIT. Each party shall give the other party prompt written notice of any suit, action or written claim involving the Licensed Technology, and in any event no more than thirty (30) days after acquiring such knowledge or prior to the expiration of time in which a response must be filed with a court or other judicial body, whichever is first to occur.

     6.2 Prosecution of Infringements.
         ----------------------------

          (a) If SCI discovers an infringement of the Licensed Technology by a third party, it shall give SI prompt notice thereof and shall take no other action against the alleged infringer without the prior written consent of SI. SCI agrees to cooperate with SI, at no out-of-pocket expense to SCI, in


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connection with any action taken by SI to prosecute such infringements. Any recovery of damages or attorneys fees in infringements actions, or amounts received at settlement thereof, shall be applied first to reimburse the parties for their expenses incurred in connection with such actions, and thereafter shall be divided as follows: (i) if the infringement is described in Section 9.3 of the Tanabe Agreement, 50% to SCI and 50% to SI; and (ii) for all other infringements, (A) if such infringement occurred outside the SCI Field, 100% to SI; and (B) if such infringement occurred inside the SCI Field, 70% to SCI and 30% to SI.

          (b) SI shall have no obligation to institute suit or take action against any infringer. In the event that SI declines to take such action for any reason, SCI shall have the right, but not the obligation, to take such action if the infringement is in the SCI Field, but shall promptly advise SI of any counterclaims brought by the alleged infringer and give SI an opportunity to defend against such counterclaims. In the event of any such counterclaims, SCI shall not enter into settlement with the alleged infringer without the prior written consent of SI, which shall not be unreasonably withheld.

7. REPRESENTATIONS, WARRANTIES AND COVENANTS

     Each of SI and SCI hereby represents, warrants and covenants to the other, as of the date that it executed this Agreement, as follows:

     7.1 RIGHT, POWER AND AUTHORITY. It has full right, power and authority to enter into this Agreement and there is nothing which would prevent it from performing its obligations under the terms and conditions imposed on it by this Agreement.

     7.2 BINDING OBLIGATION. This Agreement has been duly authorized by all necessary corporate action of SI and SCI, respectively, and constitutes a valid and binding obligation on SI and SCI, respectively, enforceable in accordance with the terms hereof, except as to applicable bankruptcy, reorganization insolvency, moratorium and similar laws affecting the rights of creditors generally and the discretion of courts in awarding equitable relief.

     7.3 NO GOVERNMENT APPROVALS NEEDED. No registration with or approval of any government agency or commission of any jurisdiction is necessary for the execution, delivery or performance by it of any of the terms of this Agreement, or for the validity and enforceability hereof or with respect to its obligations hereunder.

     7.4 NO PROVISIONS CONTRAVENED. There is no provision in its certificates of incorporation or By-Laws, and no provision in any existing mortgage, indenture, contract or agreement binding on it,


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which would be contravened by the execution, delivery or performance by it of this Agreement.

     7.5 NO CONSENT OF THIRD PARTIES NEEDED. No consent of any trustee or holder of any of its indebtedness or any other third party is or shall be required as a condition to the validity of this Agreement.

     7.6 NO PROCEEDINGS PENDING. There is no action or proceeding pending or in so far as it knows threatened in writing against it before any court, administrative agency or other tribunal which might have a material adverse effect on its ability to perform its obligations hereunder. Neither party knows of any claim by any third party of infringement by the Licensed Technology on such third party's patent, copyright or other intellectual property rights (other than allegations made by Andeno concerning interference with its GLOP patents in connection with the Tanabe products) or of misappropriation of trade secrets involving the Technical Information.

     7.7 NOT CONTRAVENE ANY LAW. Neither its execution nor its delivery of this Agreement not its fulfillment of or compliance with the terms and provisions hereof shall contravene any provision of the laws of any jurisdiction, including, without limitation, any statute, rule, regulation, judgment, decree, order, franchise or permit applicable to it.

     7.8 LICENSED TECHNOLOGY. SI represents and warrants to SCI that it owns, or has the full right to use (and extend to SCI the right to use) under written agreements, all patents, copyrights, trademarks, trade secrets and other intellectual property rights included in the Licensed Technology.

     7.9 IMPROVEMENTS. Each party has the right to perform its obligations with respect to Improvements hereunder.

8.   TERMINATION OR EXPIRATION

     8.1 TERM OF AGREEMENT. The term of this Agreement shall commence on the Effective Date and shall continue until the earlier to occur of (i) December 31, 1998; or (ii) on six months written notice from SI to SCI or from SCI to SI on or after the date after March 1, 1996 (i) on which the ownership by SI of SCI shall first be less than twenty percent (20%) of the outstanding voting stock of SCI, or (ii) if SCI has been merged or consolidated into another entity, then on which the ownership by SI of such other entity shall first be less than twenty percent (20%) of the outstanding voting stock of such entity; PROVIDED, that any perpetual licenses or sublicenses granted under this Agreement shall survive such expiration or termination to the extent that they relate to the Licensed Technology and any Improvements existing on such date of termination or expiration. Sections 2.4(a) and (d) and Article 3 of this Agreement shall end upon the expiration or termination of this Agreement; PROVIDED,


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HOWEVER, that if this Agreement expires or is terminated prior to January 1,
1998, Article 3 shall remain in effect until January 1, 1998 so long as the party receiving benefits thereunder is not in default of its obligations hereunder on such date of expiration or termination.

     8.2 NO DAMAGES FOR TERMINATION. The parties hereto agree that, if SI terminates this Agreement pursuant to Section 8.1, then SI shall not be liable for damages or injuries suffered by SCI as a result of that termination.

9. MISCELLANEOUS

     9.1 SUCCESSORS AND ASSIGNS. The terms and provisions of this Agreement shall inure to the benefit of, and be binding upon, SI, SCI and their respective successors and assigns. Any reference to SI and SCI hereunder shall be deemed to include the successors thereto and assigns thereof.

     9.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be fully performed therein, without regard to principles of conflicts of law.

     9.3 AMENDMENTS AND WAIVERS. No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure by SI or SCI therefrom, shall be effective unless the same shall be in writing specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged and signed by SI and SCI, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreements, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by SI and SCI.

     9.4 NO OTHER RELATIONSHIP. Nothing herein contained shall be deemed to create a joint venture, agency, partnership or employer-employee relationship between the parties hereto. Neither party shall have any power to enter into any contracts or commitments in the name of, oron behalf of, the other party, or to bind the other party in any respect whatsoever.

     9.5 NOTICES. All notices, requests and other communications to SI or SCI hereunder shall be in writing (including telecopy or similar electronic transmissions) and shall be personally delivered or sent by telecopy or other electronic facsimile transmission during normal business hours or by registered mail or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below (or to such other address as may be specified in writing to the other party hereto):


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          Sepracor Inc.
          33 Locke Drive
          Marlborough, MA 01752

          Attention:  President
          ----------
          SepraChem Inc.
          33 Locke Drive
          Marlborough, MA 01752

          Attention:  President
          ----------
Any notice or communication given in conformity with this Section 9.5 shall be deemed to be effective when received by the addressee, if delivered by hand, telecopy or other electronic facsimile transmission, and three (3) days after mailing, if mailed.

     9.6 ENTIRE UNDERSTANDING. This Agreement, together with certain other agreements entered into between the parties in conjunction herewith on even date herewith, including the Contract Manufacturing Agreement, Supply Agreement, Contract Research Agreement, Registration Rights Agreement and Agreement and Plan of Merger, constitutes, on and as of the date hereof, the entire agreement of SI and SCI with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between SI and SCI with respect to such subject matter are hereby superseded in their entirety.

     9.7 SEVERABILITY. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, SI and SCI hereby waive any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

     9.8  Further Assurances.
          -------------------

          (a) Each of SI and SCI agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, that may be necessary or as the other party hereto may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other party its rights and remedies under, this Agreement.


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          (b) Each party agrees to cause each of its employees and agents to take all actions and to execute, acknowledge and deliver all instruments or agreements reasonably requested by the other party, and necessary for the perfection, maintenance, enforcement or defense of that party's rights as set forth herein.

     9.9 NO IMPLIED WAIVERS; RIGHTS CUMULATIVE. No failure on the part of SI or SCI to exercise and no delay in exercising any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

     9.10 FORCE MAJEURE. SI and SCI shall each be excused for any failure or delay in performing any of its respective obligations under this Agreement, other than its obligations to make payments to the other party, if such failure or delay is caused by Force Majeure.

     9.11 SURVIVAL OF CONTENTS. Notwithstanding anything else in this Agreement to the contrary, the parties agree that Sections 2.1, 2.2, 2.3 and 2.4(b) and
(c) and Articles 4, 5, 6, 7, 8 and 9 shall survive the termination or expiration of this Agreement, as the case may be, to the extent required thereby for the full observation and performance by any or all of the parties hereto.

     9.12 COMPLIANCE WITH LAWS. Each of SI and SCI covenants and agrees that all of its activities under or pursuant to this Agreement shall comply in all material respects with all applicable laws, rules and regulations.

     9.13 HEADINGS. Headings used herein are for convenience only and shall not in any way affect the construction of, or be taken into consideration interpreting, this Agreement.

     9.14 EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

     9.15 Arbitration.
          -----------

          (a) All disputes arising out of or relating to this Agreement shall be finally settled by arbitration conducted in Boston under the rules of Commercial Arbitration of the American Arbitration Association ("Rules"). The arbitrator shall provide for the discovery of evidence by the Massachusetts rules of civil procedure governing discovery, notwithstanding any other provisions in such Rules. Both parties shall bear equally the cost of the arbitration (exclusive of legal fees and expenses, all of which each party shall bear separately). All decisions of the arbitrator(s) shall be final and binding on both parties and enforceable in any court of competent jurisdiction.

          (b) Notwithstanding the foregoing, in the event of breach by a party of its obligations hereunder, the non-breaching party may seek injunctive or other equitable relief in any court of competent jurisdiction. Each party hereby acknowledges the unique nature of Licensed Technology . SI acknowledges that the value of SCI's right and license to use the Licensed Technology in the SCI Field pursuant to this Agreement rests, in large part, on the fact that SCI's rights are exclusive in the SCI Field. Likewise, SCI acknowledges that the value of SI's right and license to use the Licensed Technology outside the SCI Field pursuant to this Agreement rests, in large part, on the fact that SCI has no rights outside the SCI Field. Each party further acknowledges that monetary damages, by themselves, would not adequately compensate the other party in the event of breaches or violations of various terms of this Agreement (including without limitation the restriction of SCI's rights to the SCI Field and the restriction of SI's rights to outside the SCI Field). Therefore, in addition to recovering monetary damages, each party shall have the right to immediately obtain a temporary restraining order and/or injunctive relief from any court in equity to halt or prevent breaches or violations by the other party of its obligations under this Agreement; PROVIDED, HOWEVER, that each party acknowledges that the other party, although it may be breaching or violating its obligations under this Agreement, should not be enjoined from exercising or enjoying its rights, or its reservation of rights, under this Agreement, as the case may be.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement under seal.

                        SEPRACOR INC., as Licensor

                        By /s/ Timothy J. Barberich
                           -----------------------------------
                               Timothy J. Barberich, President

                        SEPRACHEM INC., as Licensee

                        By /s/ Robert L. Bratzler
                           -----------------------------------
                               Robert L. Bratzler, President

                                    EXHIBIT A

             THIRD PARTY AGREEMENTS INCLUDED IN LICENSED TECHNOLOGY
             ------------------------------------------------------

               (1) License Agreement dated May 5, 1989 by and between Massachusetts Institute of Technology ("MIT") and SI

               (2)  License Agreement dated June 21, 1991 by and between MIT and
                    SI

               (3) Agreement between Research Corporation Technologies Inc. ("RCT") and SI dated September 10, 1992

               (4)  Agreement between RCT and SI dated March 6, 1991

                                    EXHIBIT B
                                    ---------

                     ISSUED PATENTS AND PATENT APPLICATIONS
                     --------------------------------------

           PENDING PATENT APPLICATIONS/MASTER LIST (BY ATT DOCKET NO.)
                                 CHIRAL DIVISION

                                                                     Page 1

====================================================================================================================================
Docket         Div.      Country        Appln. No./         Patent No./         Title
Number/                                 Filing Date         Issue Date
Status
 ....................................................................................................................................
0701.FAN       CHIRL     USA                                                    IMPROVED CHIRAL RESOLUTION OF DOXAZOSIN
UNFILED                                                                         INTERMEDIATE

0701.GAO       CHIRL     USA                                                    OPTICALLY PURE CIS-AMINO INDANOL DERIVATIVES
DRAFT                                                                           USEFUL AS LIGANDS AND CATALYSTS IN ASYMMETRIC
                                                                                ORGANIC REACTIONS

0701.HEE       CHIRL     USA                                                    SEPARATION OF THE ISOMERS OF ALPHA-BENZYLINDOLE
DRAFT                                                                           -3-ACETIC ACID BY EMZYMATIC HYDROLYSIS OF
                                                                                VARIOUS ESTERS OF THE ACID

1030.001       CHIRL     USA            07/966,705          5,273,895           ENANTIOSELECTIVE PRODUCTION OF CHIRAL
ISSUED                                  10/26/92            12/28/93            CARBOXYLIC ACIDS

1030.001       CHIRL     PCT            US93/10179                              ENANTIOSELECTIVE PRODUCTION OF CHIRAL
PUBLISHED                               10/25/93                                CARBOXYLIC ACIDS

1030.001       CHIRL     JAPAN          511213/94                               ENANTIOSELECTIVE PRODUCTION OF CHIRAL
PENDING                                 04/25/95                                CARBOXYLIC ACIDS

1030.001       CHIRL     EPO            94 90 1190.2                            ENANTIOSELECTIVE PRODUCTION OF CHIRAL
PENDING                                                                         CARBOXYLIC ACIDS

1030.002       CHIRL     USA            08/028.320          5,457,051           STEREOSPECIFIC HYDROLYSIS OF KETOPROFEN ESTERS
PENDING                                 03/09/93            10/10/95            BY BEAUVERIA BASSIANA AND ENZYMES DERIVED
                                                                                THEREFROM

1030.002       CHIRL     PCT            US94/02505                              STEREOSPECIFIC HYDROLYSIS OF KETOPROFEN ESTERS
PUBLISHED                               03/08/94                                BY BEAUVERIA BASSIANA AND ENZYMES DERIVED
                                                                                THEREFROM

1030.002       CHIRL     JAPAN          520268/94                               STEROSPECIFIC HYDROLYSIS OF KETOPROFEN ESTERS BY
PENDING                                 09/08/95                                BEAUVERIA BASSIANA AND ENZYMES DERIVED
                                                                                THEREFROM

1030.003       CHIRL     USA            08/036,327                              IMPROVED PROCESS FOR 6-AMINOPENICILLANIC ACID
ALLOWED                                 03/24/93                                AND FOR 7-AMINODESACETOXYCEPHALOSPORANIC ACID


           PENDING PATENT APPLICATIONS/MASTER LIST (BY ATT DOCKET NO.)

                                 CHIRAL DIVISION

                                                                          Page 2
====================================================================================================================================
Docket         Div.      Country        Appln. No./         Patent No./         Title
Number/                                 Filing Date         Issue Date
Status
 ....................................................................................................................................
1030.003A      CHIRL     USA            08/385,859                              IMPROVED PROCESS FOR 6-AMINOPENICILLANIC ACID
PENDING                                 02/09/95                                AND FOR 7-AMINODESACETOXYCEPHALOSPORANIC ACID

1030.004       CHIRL     USA            08/121,340                              PROCESS FOR PREPARING CYCLIC CIS-1-AMINO-2
PENDING                                 09/14/93                                ALKANOLS

1030.004A      CHIRL     USA            08/278,459                              PROCESS FOR PREPARING CYCLIC CIS-1-AMINO-2
PENDING                                 07/21/94                                ALKANOLS

1030.004A      CHIRL     PCT            US94/10098                              PROCESS FOR PREPARING CYCLIC CIS-1-AMINO-
PENDING                                 09/09/94                                2-ALKANOLS

1030.0048      CHIRL     USA            08/321,998                              PROCESS FOR PREPARING CYCLIC CIS-1-AMINO-2
PENDING                                 10/12/94                                2-ALKANOLS

1030.005       CHIRL     USA            08/144,577          5,324,860           PROCESS FOR 3,5,D1-TERT-BUTYLSALICYLALDEHYDE
ISSUED                                  10/27/93            06/28/94

1030.005       CHIRL     EPO            94307744.6                              PROCESS FOR 3,5,D1-TERT-BUTYLSALICYLALDEHYDE
PENDING                                 10/21/94

1030.005       CHIRL     AUSAL          77497/94                                PROCESS FOR 3,5,D1-TERT-BUTYLSALICYLALDEHYDE
PENDING                                 10/26/94

1030.005       CHIRL     CANAD                                                  PROCESS FOR 3,5,D1-TERT-BUTYLSALICYLALDEHYDE
PENDING                                 10/20/94

1030.005       CHIRL     JAPAN          262769/94                               PROCESS FOR 3,5,D1-TERT-BUTYLSALICYLALDEHYDE
PENDING                                 10/26/94

1030.006       CHIRL     USA            08/247,302          5,399,765           ENANTIOSELECTIVE PREPARATION OF OPTICALLY PURE
ALLOWED                                 05/23/94            03/21/95            ALBUTEROL WILL FILE PCT IN SINGLE CASE WITH
                                                                                1030,006A.

1030.006       CHIRL     PCT            US95/06539                              ENANTIOSELECTIVE PREPARATION OF OPTICALLY PURE
PENDING                                 05/23/95                                ALBUTEROL WILL FILE PCT IN SINGLE CASE WITH
                                                                                1030.006A.

1030.006A      CHIRL     USA            08/376,072                              ENANTIOSELECTIVE PREPARATION OF OPTICALLY PURE
PENDING                                 1/20/95                                 ALBUTEROL WILL FILE PCT IN SINGLE CASE WITH
                                                                                1030.006.

1030.007       CHIRL     USA            08/231,231          5,442,118           ASYMMETRIC SYNTHESIS OF (R) - AND (S) -
ISSUED                                  04/22/94            08/15/95            ARYLETHANOLAMINES FROM IMMINOKETONES

1030.007       CHIRL     PCT            US95/04869                              ASYMMETRIC SYNTHESIS OF (R)- AND (S)-
PENDING                                 04/20/95                                ARYLETHANOLAMINES FROM IMMINOKETONES



           PENDING PATENT APPLICATIONS/MASTER LIST (BY ATT DOCKET NO.)
                                 CHIRAL DIVISION

                                                                          Page 3
====================================================================================================================================
Docket         Div.      Country        Appln. No./         Patent No./         Title
Number/                                 Filing Date         Issue Date
Status
 ....................................................................................................................................
1030.008       CHIRL     USA            08/446,255                              PROCESS FOR RESOLVING CHIRAL ACIDS WITH
PENDING                                 05/18/95                                1-AMINO-2-INDANOLS

1030.009       CHIRL     USA            08/475,007                              OPTICAL RESOLUTION OF CHEMICAL INTERMEDIATES
PENDING                                 06/07/95                                OF CARBOXYLIC ACIDS, CHROMANE CARBOXYLIC ACID
                                                                                & DOXAZOSIN PRECURSOR

1030.010       CHIRL     USA            08/250,821                              TETRAHYDROINDENO (1,2-D] [1,2,1] OXAZABOROLES
ALLOWED                                 5/31/94                                 AND THEIR USE AS ENANTIOSELECTIVE CATALYSTS

1030.010       CHIRL     PCT            PCT/US95/0661                           TETRAHYDROINDENO [1,2-D] [1,2,1] OXAZABOROLES
PENDING                                 05/24/95                                AND THEIR USE AS ENANTIOSELECTIVE CATALYSTS

1030.010A      CHIRL     USA                                                    TETRAHYDROINDENO [1,2-D] [1,2,1] OXAZABOROLES
DRAFT                                                                           AND THEIR USE AS ENANTIOSELECTIVE CATALYSTS

1030.011       CHIRL     USA            08/477,381                              OPTICAL RESOLUTION OF ALKYL 1,4-BENZODIOXAN-2-
PENDING                                 06/07/95                                CARBOXYLATES

1030.012       CHIRL     USA                                                    TAXOL PROCESS AND COMPOUNDS
PENDING                                 08/11/95

1030.012       CHIRL     USA                                                    TAXOL PROCESS AND COMPOUNDS
PENDING                                 08/11/95

4821-004       CHIRL     USA            07/033,962          4,800,162           METHOD FOR RESOLUTION OF STEROISOMERS IN
ISSUED                                  04/01/87            01/24/89            MULTIPHASE AND EXTRACTIVE MEMBRANE REACTORS

4821-004       CHIRL     CANAD          563,328             1,266,248           METHOD FOR RESOLUTION OF STEROISOMERS IN
ISSUED                                  04/05/88            02/27/90            MULTIPHASE AND EXTRACTIVE MEMBRANE REACTORS

4821-004       CHIRL     AUSAL          16814/88            P605589             METHOD FOR RESOLUTION OF STEREOISOMERS IN
ISSUED                                  03/31/88            03/31/88            MULTIPHASE AND EXTRACTIVE MEMBRANE REACTORS

4821-004       CHIRL     EPO            88904053.1                              METHOD FOR RESOLUTION OF STEREOISOMERS IN
ALLOWED                                 03/31/88                                MULTIPHASE AND EXTRACTIVE MEMBRANE REACTORS

4821.004       CHIRL     INDIA          205/MAS/88          166947              METHOD FOR RESOLUTION OF STEREOISOMERS IN
ISSUED                                  03/30/88            03/30/88            MULTIPHASE AND EXTRACTIVE MEMBRANE REACTORS

4821.004       CHIRL     ISREA          85938               85938               METHOD FOR RESOLUTION OF STEREOISOMERS IN
ISSUED                                  03/31/88            10/10/93            MULTIPHASE AND EXTRACTIVE MEMBRANE REACTORS

4821-004       CHIRL     KORSO          701515/88                               METHOD FOR RESOLUTION OF STEREOISOMERS IN
PENDING                                 03/31/88                                MULTIPHASE AND EXTRACTIVE MEMBRANE REACTORS

4821-004       CHIRL     RUSSA          4742278.13          1825378             METHOD FOR RESOLUTION OF STEREOISOMERS IN
ISSUED                                  03/31/88            10/12/92            MULTIPHASE AND EXTRACTIVE MEMBRANE REACTORS


           PENDING PATENT APPLICATIONS/MASTER LIST (BY ATT DOCKET NO.)

                                 CHIRAL DIVISION

                                                                          Page 4
====================================================================================================================================
Docket         Div.      Country        Appln. No./         Patent No./         Title
Number/                                 Filing Date         Issue Date
Status
 ....................................................................................................................................
4821-004       CHIRL     PCT            US88/01098                              METHOD FOR RESOLUTION OF STEREOISOMERS IN
PUBLISHED                               03/31/88                                MULTIPHASE AND EXTRACTIVE MEMBRANE REACTORS

4821-004       CHIRL     JAPAN          63-503756                               METHOD FOR RESOLUTION OF STEREOISOMERS IN
PENDING                                 03/31/88                                MULTIPHASE AND EXTRACTIVE MEMBRANE REACTORS

4821-012       CHIRL     USA            06/786,764          4,795,704           METHOD AND APPARATUS FOR CATALYST CONTAIN-
ISSUED                                  10/11/85            01/03/89            MENT IN MULTIPHASE MEMBRANE

4821-012       CHIRL     CANAD          520,116             1,289,493           METHOD AND APPARATUS FOR CATALYST CONTAIN-
ISSUED                                  10/08/86            09/24/91            MENT IN MULTIPHASE MEMBRANE

4821-012       CHIRL     EPO            86906207.5          0243404             METHOD AND APPARATUS FOR CATALYST CONTAIN-
ISSUED                                  10/08/86            08/18/93            MENT IN MULTIPHASE MEMBRANE

4821-012       CHIRL     JAPAN          61-505476                               METHOD AND APPARATUS FOR CATALYST CONTAIN-
PENDING                                 10/08/86                                MENT IN MULTIPHASE MEMBRANE

4821-012       CHIRL     INDIA          801/MAS/86                              METHOD AND APPARATUS FOR CATALYST CONTAIN-
PENDING                                 10/10/86                                MENT IN MULTIPHASE MEMBRANE

4821-012       CHIRL     PCT            US86/02089                              METHOD AND APPARATUS FOR CATALYST CONTAIN-
PUBLISHED                               10/08/86                                MENT IN MULTIPHASE MEMBRANE

4821-012       CHIRL     GERWE          EP0243404           P3688098.3          METHOD AND APPARATUS FOR CATALYST CONTAIN-
ISSUED                                  10/01/86            08/18/93            MENT IN MULTIPHASE MEMBRANE

4821-013       CHIRL     USA            06/254,350          4,786,597           METHOD AND APPARATUS FOR CONDUCTING
ISSUED                                  04/15/81            11/22/88            CATALYTIC REACTIONS WITH SIMULTANEOUS PRODUCT
                                                                                SEPARATION AND RECOVERY

4821-017       CHIRL     USA            06/938,230          4,754,089           PHASE TRANSFER CATALYSIS
ISSUED                                  12/05/86            06/28/88

4821-017       CHIRL     PCT            US87/03051                              PHASE TRANSFER CATALYSIS
PUBLISHED                               11/20/87

4821-017       CHIRL     JAPAN          63-501326                               PHASE TRANSFER CATALYSIS
PENDING                                                                         11/20/87

4821-031       CHIRL     USA            07/178,743          5,077,217           METHOD FOR MEMBRANE REACTOR RESOLUTION
ISSUED                                  04/07/88            12/31/91            OF STEREOISOMERS

4821-033       CHIRL     USA            07/178,950          5,057,427           METHOD FOR RESOLUTION OF STEREOISOMERS
ISSUED                                  04/07/88            10/15/91

4821-034       CHIRL     USA            07/178,735          5,196,568           COMPOUNDS USEFUL IN ENZYMATIC RESOLUTION
ISSUED                                  04/07/88            03/23/93            SYSTEMS AND THEIR PREPARATION


           PENDING PATENT APPLICATIONS/MASTER LIST (BY ATT DOCKET NO.)

                                 CHIRAL DIVISION

                                                                          Page 5
====================================================================================================================================
Docket         Div.      Country        Appln. No./         Patent No./         Title
Number/                                 Filing Date         Issue Date
Status
 ....................................................................................................................................
4821-034       CHIRL     CANAD          593,763                                 COMPOUNDS USEFUL IN ENZYMATIC RESOLUTION
PENDING                                 04/05/89                                SYSTEMS AND THEIR PREPARATION

4821-034       CHIRL     EPO            899049993                               COMPOUNDS USEFUL IN ENZYMATIC RESOLUTION
ALLOWED                                 04/06/89                                SYSTEMS AND THEIR PREPARATION

4821-034       CHIRL     ISREA          89848                                   COMPOUNDS USEFUL IN ENZYMATIC SYSTEMS AND
PENDING                                 04/04/89                                THEIR PREPARATION

4821-034       CHIRL     JAPAN          1-504763                                COMPOUNDS USEFUL IN ENZYMATIC RESOLUTION
PENDING                                 04/06/89                                SYSTEMS AND THEIR PREPARATION

4821-034       CHIRL     INDIA          261/MAS/89                              COMPOUNDS USEFUL IN ENZYMATIC RESOLUTION
PENDING                                 04/04/89                                SYSTEMS AND THEIR PREPARATION

4821-034       CHIRL     PCT            US89/01429                              COMPOUNDS USEFUL IN ENZYMATIC RESOLUTION
PUBLISHED                               04/06/89                                SYSTEMS AND THEIR PREPARATION

4821-037       CHIRL     JAPAN          1-509576                                DERIVATIVES AND PRECURSORS OF CAPTOPRIL
PENDING                                 08/25/89                                AND ITS ANALOGUES

4821-037       CHIRL     INDIA          644/MAS/89          170190              DERIVATIVES AND PRECURSORS OF CAPTOPRIL AND
ISSUED                                  08/28/89            08/28/89            ITS ANALOGUES

4821-037       CHIRL     EPO            89910020.0                              DERIVATIVES AND PRECURSORS OF CAPTOPRIL AND
PENDING                                 08/25/89                                ITS ANALOGUES

4821-037       CHIRL     PCT            US89/03695                              DERIVATIVES AND PRECURSORS OF CAPTOPRIL AND
PUBLISHED                               08/25/89                                ITS ANALOGUES

4821-037       CHIRL     ISREA          91444                                   DERIVATIVES AND PRECURSORS OF CAPTOPRIL AND
ISSUED                                  08/27/89            03/30/95            ITS ANALOGUES

4821-038       CHIRL     ISREA          91581               91581               METHOD FOR PREPARING CAPTOPRIL AND ITS
ISSUED                                  09/08/89            10/10/93            ANALOGUES

4821-038       CHIRL     JAPAN          1-510131                                METHOD FOR PREPARING CAPTOPRIL AND ITS
PENDING                                 09/12/89                                ANALOGUES

4821-038       CHIRL     PCT            US89/03960                              METHOD FOR PREPARING CAPTOPRIL AND ITS
PUBLISHED                               09/12/89                                ANALOGUES

4821-038       CHIRL     EPO            89910744.5                              METHOD FOR PREPARING CAPTOPRIL AND ITS
PENDING                                 09/12/89                                ANALOGUES

4821-047       CHIRL     PCT            US89/05671                              METHOD AND APPARATUS FOR CATALYST
PUBLISHED                               12/18/89                                CONTAINMENT IN MULTIPHASE MEMBRANE REACTOR
                                                                                SYSTEMS


           PENDING PATENT APPLICATIONS/MASTER LIST (BY ATT DOCKET NO.)

                                 CHIRAL DIVISION

                                                                          Page 6

====================================================================================================================================
Docket         Div.      Country        Appln. No./         Patent No./         Title
Number/                                 Filing Date         Issue Date
Status
 ....................................................................................................................................
4821-048       CHIRL     USA            07/309,769          5,274,300           ENZYMATIC HYDROLYSIS OF GLYCIDATE ESTERS
ISSUED                                  02/10/89            12/28/93            IN THE PRESENCE OF BISULFITE ANION

4821-049       CHIRL     USA            07/335,636                              PROCESS FOR PREPARING OPTICALLY ACTIVE
PENDING                                 04/10/89                                GLYCIDATE ESTERS

4821-049       CHIRL     PCT            US89/04784                              PROCESS FOR PREPARING OPTICALLY ACTIVE
PUBLISHED                               10/26/89                                GLYCIDATE ESTERS

4821-049       CHIRL     CANAD          2,001,515                               PROCESS FOR PREPARING OPTICALLY ACTIVE
PENDING                                 10/25/89                                GLYCIDATE ESTERS

4821-049       CHIRL     JAPAN          01-511470                               PROCESS FOR PREPARING OPTICALLY ACTIVE
PENDING                                 10/26/89                                GLYCIDATE ESTERS

4821-049       CHIRL     ISREA          92122                                   PROCESS FOR PREPARING OPTICALLY ACTIVE
PENDING                                 10/26/89                                GLYCIDATE ESTERS

4821-049       CHIRL     EPO            89912309.5                              PROCESS FOR PREPARING OPTICALLY ACTIVE
PENDING                                 10/26/89                                GLYCIDATE ESTERS

4821-051       CHIRL     CANAD          609,215                                 DERIVATIVES AND PRECURSORS OF CAPTOPRIL
PENDING                                 08/24/89                                AND ITS ANALOGUES & METHODS FOR PREPARING
                                                                                CAPTOPRIL AND ITS ANALOGUES THEREFROM

4821-051       CHIRL     SPAIN          P8902943            2,021,901           DERIVATIVES AND PRECURSORS OF CAPTOPRIL
ISSUED                                  08/25/89            08/25/89            AND ITS ANALOGUES & METHODS FOR PREPARING
                                                                                CAPTOPRIL AND ITS ANALOGUES THEREFROM

4821-068       CHIRL     USA            07/631,808          5,189,200           PROCESS FOR THE STEREOSELECTIVE
ISSUED                                  12/21/90            02/23/93            TRANSFORMATION OF A DIOL TO AN ALCOHOL

4821-068       CHIRL     EPO            91403414.5          493187              PROCESS FOR THE STEREOSELECTIVE
ISSUED                                  12/17/91            04/26/95            TRANSFORMATION OF A DIOL TO AN ALCOHOL

4821-068       CHIRL     JAPAN                                                  PROCESS FOR THE STEREOSELECTIVE
PENDING                                 12/19/91                                TRANSFORMATION OF A DIOL TO AN ALCOHOL

4821-069       CHIRL     INDIA          668/MAS/90          171996              METHOD AND APPARATUS FOR CATALYST
ISSUED                                  08/22/90            10/10/86            CONTAINMENT IN MULTIPHASE MEMBRANE REACTOR
                                                                                SYSTEMS

4821-075       CHIRL     INDIA          1025/MAS/90         171958              ENZYMATIC RESOLUTION SYSTEMS AND COMPOUNDS
ISSUED                                  12/17/90            04/04/89            USEFUL IN THE SYSTEMS AND THEIR PREPARATION

4821-076       CHIRL     USA            07/664,515          5,237,073           DERIVATIVES AND PRECURSORS OF CAPTOPRIL
ISSUED                                  03/05/91            08/17/93            AND ITS ANALOGUES


           PENDING PATENT APPLICATIONS/MASTER LIST (BY ATT DOCKET NO.)

                                 CHIRAL DIVISION

                                                                          Page 7
====================================================================================================================================
Docket         Div.      Country        Appln. No./         Patent No./         Title
Number/                                 Filing Date         Issue Date
Status
 ....................................................................................................................................
4821-089       CHIRL     USA            07/717,432          5,271,812           ELECTROLYTIC OXIDATION METHOD FOR THE
ISSUED                                  06/19/91            12/21/93            PRODUCTION OF CYCLIC SULFATES AND SULFAMIDATES

4821-090       CHIRL     INDIA          386/MAS/91          173026              DERIVATIVES AND PRECURSORS OF CAPTOPRIL AND
ALLOWED                                 01/15/91            08/28/89            ITS ANALOGUES AND A PROCESS FOR PREPARING SAME

4821-091       CHIRL     USA            07/839,601          5,302,257           ELECTROCATALYTIC ASYMMETRIC
ISSUED                                  02/21/92            04/12/94            DIHYDROXYLATION OF OLEFINIC COMPOUNDS

4821-091       CHIRL     PCT            US93/01483                              ELECTROCATALYTIC ASYMMETRIC DIHYDROXYLATION
PUBLISHED                               02/19/93                                OF OLEFINIC COMPOUNDS

4821-091       CHIRL     EPO            93906081.0                              ELECTROCATALYTIC ASYMMETRIC DIHYDROXYLATION
PENDING                                 02/19/93                                OF OLEFINIC COMPOUNDS

4821-091       CHIRL     AUSAL          37255/93                                ELECTROCATALYTIC ASYMMETRIC DIHYDROXYLATION
PENDING                                 02/19/93                                OF OLEFINIC COMPOUNDS

4821-091       CHIRL     CANAD          2,130,564                               ELECTROCATALYTIC ASYMMETRIC DIHYDROXYLATION
PENDING                                 02/19/93                                OF OLEFINIC COMPOUNDS

4821-091       CHIRL     JAPAN          5-514965                                ELECTROCATALYTIC ASYMMETRIC DIHYDROXYLATION
PENDING                                 02/19/93                                OF OLEFINIC COMPOUNDS

4821-103       CHIRL     INDIA          535/MAS/91          173705              PROCESS FOR PREPARING OPTICALLY ACTIVE
ALLOWED                                 07/16/91            10/31/89            GLYCIDATE ESTERS

4821-104       CHIRL     USA            07/756,950          5,198,568           COMPOUNDS USEFUL IN ENZYMATIC RESOLUTION
ISSUED                                  09/09/91            03/30/93            SYSTEMS AND THEIR PREPARATION

4821-105       CHIRL     USA            07/766,958          5,166,361           METHODS FOR PREPARING CAPTOPRIL AND ITS
ISSUED                                  09/25/91            11/24/92            ANALOGUES

4821-142       CHIRL     USA            07/926,254          5,258,517           METHOD FOR PREPARING OPTICALLY PURE
ISSUED                                  08/06/92            11/02/93            PRECURSORS OF PAROXETINE

4821-142       CHIRL     PCT            US93/07363                              METHOD OF PREPARING OPTICALLY PURE
PUBLISHED                               08/05/93                                PRECURSORS OF PAROXETINE

4821-142       CHIRL     JAPAN          6-505560                                METHOD OF PREPARING OPTICALLY PURE
PENDING                                 08/05/93                                PRECURSORS OF PAROXETINE

4821-142       CHIRL     EPO            93918661.5                              METHOD OF PREPARING OPTICALLY PURE
PENDING                                 08/05/93                                PRECURSORS OF PAROXETINE

4821-142       CHIRL     AUSAL          48032/93                                METHOD OF PREPARING OPTICALLY PURE
PENDING                                 08/05/93                                PRECURSORS OF PAROXETINE


           PENDING PATENT APPLICATIONS/MASTER LIST (BY ATT DOCKET NO.)

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

====================================================================================================================================
Docket         Div.      Country        Appln. No./         Patent No./         Title
Number/                                 Filing Date         Issue Date
Status
 ....................................................................................................................................
4821-142       CHIRL     CANAD          2,141,843                               METHOD OF PREPARING OPTICALLY PURE
PENDING                                 08/05/93                                PRECURSORS OF PAROXETINE

4821-154       CHIRL     USA            07/936,437          5,286,899           PROCESS FOR THE STEREOSELECTIVE
ISSUED                                  08/27/92            02/15/94            TRANSFORMATION OF A DIOL TO AN ALCOHOL

4821-165       CHIRL     INDIA          390/MAS/91          173098              METHOD FOR PREPARING CAPTOPRIL AND ITS
ALLOWED                                 05/17/91            08/29/89            ANALOGUES

4821-183       CHIRL     USA            08/182,919          5,419,817           ELECTROCATALYTIC ASYMMETRIC
ISSUED                                  01/15/94            05/30/95            DIHYDROXYLATION OF OLEFINIC COMPOUNDS

4821-214       CHIRL     EPO            95200168.3                              PROCESS FOR PREPARING OPTICALLY ACTIVE
PENDING                                                                         GLYCIDATE ESTERS

80806          CHIRL     USA            08/307,322                              IN VITRO METHOD FOR PREDICTING THE
PENDING                                 09/16/94                                EVOLUTIONARY RESPONSE OF A PROTEIN TO A DRUG
                                                                                TARGETED THEREAGAINST

80806          CHIRL     PCT            US95/11860                              IN VITRO METHOD FOR PREDICTING THE
PENDING                                 09/18/95                                EVOLUTIONARY RESPONSE OF A PROTEIN TO A DRUG
                                                                                TARGETED THEREAGAINST

80806A         CHIRL     USA                                                    IN VITRO METHOD FOR PREDICTING THE
PENDING                                 06/07/95                                EVOLUTIONARY RESPONSE OF A PROTEIN TO A DRUG
                                                                                TARGETED THEREAGAINST

80806CIP       CHIRL     USA            08/420,003                              IN VITRO METHOD FOR PREDICTING THE
PENDING                                 04/10/95                                EVOLUTIONARY RESPONSE OF HIV PROTEASE TO A DRUG
                                                                                TARGETED THEREAGAINST

C8792-75       CHIRL     USA            07/879,538          5,322,791           PROCESS FOR PREPARING (S)-ALPHA-
ISSUED                                  05/04/92            06/21/94            METHYALARYLACETIC ACIDS

CRP-044        CHIRL     USA            07/479,935          5,167,824           SEPARATION BY CARRIER MEDIATED TRANSPORT
ISSUED                                  02/14/90            12/01/92

CRP-044        CHIRL     PCT            US91/00627                              SEPARATION BY CARRIER MEDIATED TRANSPORT
PUBLISHED                               01/30/91

CRP-044        CHIRL     JAPAN          504476/91                               SEPARATION BY CARRIER MEDIATED TRANSPORT
PENDING                                 01/30/91

CRP-044        CHIRL     AUSAL          72491/91            637884              SEPARATION BY CARRIER MEDIATED TRANSPORT
ISSUED                                  01/30/91


           PENDING PATENT APPLICATIONS/MASTER LIST (BY ATT DOCKET NO.)

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

====================================================================================================================================
Docket         Div.      Country        Appln. No./         Patent No./         Title
Number/                                 Filing Date         Issue Date
Status
 ....................................................................................................................................
CRP-044        CHIRL     EPO            91904736.5                              SEPARATION BY CARRIER MEDIATED TRANSPORT
PENDING                                 01/30/91

CRP-044        CHIRL     CANAD          2,076,041-9                             SEPARATION BY CARRIER MEDIATED TRANSPORT
PENDING                                 01/20/91

MIT4253F-C     CHIRL     USA            07/917,499          5,332,843           OPTICALLY ACTIVE DERIVATIVES OF GLYCIDOL
ISSUED                                  07/21/92            07/26/94

MIT4253FWC     CHIRL     USA            07/563,793          5,153,338           OPTICALLY ACTIVE DERIVATIVES OF GLYCIDOL
ISSUED                                  08/03/90            10/06/92

MIT4310        CHIRL     USA            06/913,936          4,946,974           OPTICALLY ACTIVE DERIVATIVES OF GLYCIDOL
ISSUED                                  10/01/86            08/07/90

MIT43100FC     CHIRL     USA            08/005,938          5,344,947           OPTICALLY ACTIVE DERIVATIVES OF GLYCIDOL
ISSUED                                  01/15/93            09/06/94

MIT43100IV     CHIRL     CANAD          540,572                                 OPTICALLY ACTIVE DERIVATIVES OF GLYCIDOL
PENDING                                 06/25/87

MIT4585A       CHIRL     USA            07/159,068          4,871,855           LIGAND-ACCELERATED CATALYTIC ASYMMETRIC
ISSUED                                  02/23/88            10/03/89            DIHYDROXYLATION USING DIHYDROQUINIDINE...AS
                                                                                ESTERS

MIT4585A2      CHIRL     USA            07/250,378          4,965,364           LIGAND-ACCELERATED CATALYTIC ASYMMETRIC
ISSUED                                  09/28/88            10/23/90            DIHYDROXYLATION

MIT4585A2      CHIRL     PCT            US89/00086                              LIGAND-ACCELERATED CATALYTIC ASYMMETRIC
PUBLISHED                               01/10/89                                DIHYDROXYLATION

MIT4585A2      CHIRL     CANAD          587,964                                 LIGAND-ACCELERATED CATALYTIC ASYMMETRIC
PENDING                                 01/11/89                                DIHYDROXYLATION

MIT4585A2      CHIRL     EPO            89901900.4                              LIGAND-ACCELERATED CATALYTIC ASYMMETRIC
PENDING                                 01/10/89                                DIHYDROXYLATION

MIT4585A2      CHIRL     JAPAN          1-501814                                LIGAND-ACCELERATED CATALYTIC ASYMMETRIC
PENDING                                 01/10/89                                DIHYDROXYLATION

MIT4585A2I     CHIRL     EPO            95 20 04588                             LIGAND-ACCELERATED CATALYTIC ASYMMETRIC
PENDING                                 02/23/95                                DIHYDROXYLATION

MIT4585A3      CHIRL     USA            07/512,934          5,126,494           METHODS FOR CATALYTIC ASYMMETRIC
ISSUED                                  04/23/90            06/30/92            DIHYDOXYLATION OF OLEFINS


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
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
====================================================================================================================================
Docket         Div.      Country        Appln. No./         Patent No./         Title
Number/                                 Filing Date         Issue Date
Status
 ....................................................................................................................................
MIT4585A4      CHIRL     PCT            US91/02778                              METEROCYCLIC CHIRAL LIGANDS AND METHOD FOR
PUBLISHED                               04/23/91                                CATALYTIC ASYMMETRIC DIHYDROXYLATION OF
OLEFINS

MIT4585A4      CHIRL     CANAD          2,081,315                               METEROCYCLIC CHIRAL LIGANDS AND METHOD FOR
PENDING                                 04/23/91                                CATALYTIC ASYMMETRIC DIHYDROXYLATION OF
                                                                                OLEFINS

MIT4585A4      CHIRL     EPO            91909937.2                              METEROCYCLIC CHIRL LIGANDS AND METHOD FOR
PENDING                                 10/23/92                                CATALYTIC ASYMMETRIC DIHYDROXYLATION OF
                                                                                OLEFINS

MIT4585A4      CHIRL     JAPAN          509820/91                               METEROCYCLIC CHIRAL LIGANDS AND METHOD FOR
PENDING                                 04/23/91                                CATALYTIC ASYMMETRIC DIHYDROXYLATION OF
                                                                                OLEFINS

MIT4585A5      CHIRL     PCT            US92/03940                              METEROCYCLICCHIRAL LIGANDS AND METHOD FOR
CATALYTIC
PUBLISHED                               05/08/92                                ASYMMETRIC DIHYDOXYLATION OF OLEFINS

MIT4585A5      CHIRL     EPO            92912059.0                              METEROCYCLIC CHIRAL LIGANDS AND METHOD FOR
PENDING                                 01/08/93                                CATALYTIC ASYMMETRIC DIHYDROXYLATION OF
                                                                                OLEFINS

MIT4585A5      CHIRL     CANAD          2,087,035                               HETEROCYCLIC CHIRAL LIGANDS AND METHOD FOR
PENDING                                 05/08/92                                CATALYTIC ASYMMETRIC DIHYDROXYLATION OF
                                                                                OLEFINS

MIT4585A5      CHIRL     JAPAN          500136/93                               HETEROCYCLIC CHIRAL LIGANDS AND METHOD FOR
PENDING                                 05/08/92                                CATALYTIC ASYMMETRIC DIHYDROXYLATION OF
                                                                                OLEFINS

MIT4585A5      CHIRL     USA            08/017,960                              HETEROCYCLIC CHIRAL LIGANDS AND METHOD FOR
PENDING                                 02/12/93                                CATALYTIC ASYMMETRIC DIHYDROXYLATION OF
                                                                                OLEFINS

MIT4585A5B     CHIRL     USA            07/775,683          5,260,461           NEW LIGANDS FOR ADM: MULTIPLE CINCHONA
ISSUED                                  10/10/91            11/09/93            ALKALOIDS AND MODERATELY SIZED ORGANIC
                                                                                SUBSTITUTES LINKED THROUGH...

MIT4585A5B     CHIRL     PCT            US92/08544                              NEW LIGANDS FOR ADM: MULTIPLE CINCHOMA
PUBLISHED                               10/06/92                                ALKALOIDS AND MODERATELY SIZED ORGANIC
                                                                                SUBSTITUTENTS LINKED THROUGH...

MIT4585A5B     CHIRL     EPO            92921493.0                              NEW LIGANDS FOR ADM: MULTIPLE CINCHOMA
PENDING                                 10/06/92                                ALKALOIDS AND MODERATELY SIZED ORGANIC
                                                                                SUBSTITUTENTS LINKED THROUGH...

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
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
====================================================================================================================================
Docket         Div.      Country        Appln. No./         Patent No./         Title
Number/                                 Filing Date         Issue Date
Status
 ....................................................................................................................................
MIT4585A5B     CHIRL     JAPAN          507170/93                               NEW LIGANDS FOR ADM: MULTIPLE CINCHOMA
PENDING                                 10/06/92                                ALKALOIDS AND MODERATELY SIZED ORGANIC
                                                                                SUBSTITUTENTS LINKED THROUGH...

MIT4585A5B     CHIRL     CANAD          2,120,919                               NEW LIGANDS FOR ADM: MULTIPLE CINCHOMA
PENDING                                 10/06/92                                ALKALOIDS AND MODERATELY SIZED ORGANIC
                                                                                SUBSTITUTENTS LINKED THROUGH...

MIT4585A6      CHIRL     USA            07/777,755          5,227,543           FACILITATION OF TURNOVER IN THE ADH BY
ISSUED                                  10/10/91            07/13/93            ADDITIVES WHICH CATALYZE THE HYDROLYSIS OF THE
                                                                                OS(VI) GLYCOLATE ESTERS

MIT4619        CHIRL     USA            07/199,157          5,023,342           CYCLIC SULFATE COMPOUNDS
ISSUED                                  05/26/88            06/11/91

MIT4619A       CHIRL     USA            07/369,189          5,112,990           RUTHENIUM-CATALYZED PRODUCTION OF CYCLIC
ISSUED                                  06/21/89            05/12/92            SULFATES

MIT4619A       CHIRL     PCT            US89/02292                              RUTHENIUM-CATALYZED PRODUCTION OF CYCLIC
PUBLISHED                               05/25/89                                SULFATES

MIT4619A       CHIRL     EPO            89906903.3                              RUTHENIUM-CATALYZED PRODUCTION OF CYCLIC
PENDING                                 05/25/89                                SULFATES

MIT4619A       CHIRL     JAPAN          1-506576                                RUTHENIUM-CATALYZED PRODUCTION OF CYCLIC
PENDING                                 05/25/89                                SULFATES

MIT4619AA      CHIRL     USA            07/712,199          5,321,143           RUTHENIUM-CATALYZED PRODUCTION OF CYCLIC
ISSUED                                  06/07/91            06/14/94            SULFATES

RCT366A        CHIRL     USA            07/528,007          5,080,795           SUPPORTED CHIRAL LIQUID MEMBRANE FOR THE
ISSUED                                  05/23/90            01/14/92            SEPARATION OF ENANTIOMERS

RCT366A        CHIRL     PCT            US91/03636                              SUPPORTED CHIRAL LIQUID MEMBRANE FOR THE
PUBLISHED                               05/23/91                                SEPARATION OF ENANTIOMERS

RCT366A        CHIRL     CANAD          2,083,388                               SUPPORTED CHIRAL LIQUID MEMBRANE FOR THE
PENDING                                 05/23/91                                SEPARATION OF ENANTIOMERS

W80117         CHIRL     PCT            US91/01897                              CHIRAL CATALYSTS AND EPOXIDATION REACTIONS
PUBLISHED                               03/21/91                                CATALYZED THEREBY

W80117         CHIRL     EPO            91907292.6                              CHIRAL CATALYSTS AND EPOXIDATION REACTIONS
PENDING                                 10/06/92                                CATALYZED THEREBY

WB0117         CHIRL     CANAD          2,077,541.6                             CHIRAL CATALYSTS AND EPOXIDATION REACTIONS
PENDING                                 03/21/91                                CATALYZED THEREBY


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
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
====================================================================================================================================
Docket         Div.      Country        Appln. No./         Patent No./         Title
Number/                                 Filing Date         Issue Date
Status
 ....................................................................................................................................
WB0117         CHIRL     AUSAL          75553/91            648301              CHIRAL CATALYSTS AND EPOXIDATION REACTIONS
ISSUED                                  03/21/91            09/06/94            CATALYZED THEREBY

WB0117         CHIRL     JAPAN          3-506638                                CHIRAL CATALYSTS AND EPOXIDATION REACTIONS
PENDING                                 03/21/91                                CATALYZED THEREBY

WB0117/22      CHIRL     PCT            US92/07261                              CHIRAL CATALYSTS, EPOXIDATION AND SULFIDE
PUBLISHED                               08/26/92                                OXIDATION REACTIONS, METHODS OF PRODUCING
                                                                                EPOXYCHROMANS AND TAXOL...

WB0117/32      CHIRL     USA            07/938,245                              CHIRAL CATALYSTS, EPOXIDATION REACTIONS,
PENDING                                 10/15/92                                METHOD OF PRODUCING EPOXYCHROMANS AND
                                                                                METHOD OF PRODUCING TAXOL

WB0117/40      CHIRL     EPO            92919443.9                              CHIRAL CATALYSTS, EPOXIDATION AND SULFIDE
PENDING                                 08/26/92                                OXIDATION REACTIONS, METHODS OF PRODUCING
                                                                                EPOXYCHROMANS AND TAXOL...

WB0117/41      CHIRL     CANAD          2,116,335                               CHIRAL CATALYSTS, EPOXIDATION AND SULFIDE
PENDING                                 08/26/92                                OXIDATION REACTIONS, METHODS OF PRODUCING
                                                                                EPOXYCHROMANS AND TAXOL...

WB0117/42      CHIRL     JAPAN          5-504670                                CHIRAL CATALYSTS, EPOXIDATION AND SULFIDE
PENDING                                 08/26/92                                OXIDATION REACTIONS, METHODS OF PRODUCING
                                                                                EPOXYCHROMANS AND TAXOL...

WB0117/43      CHIRL     AUSAL          25580/92                                CHIRAL CATALYSTS, EPOXIDATION AND SULFIDE
PENDING                                 02/26/94                                OXIDATION REACTIONS, METHODS OF PRODUCING
                                                                                EPOXYCHROMANS AND TAXOL...

====================================================================================================================================

                                    EXHIBIT C

                        COMPOUNDS EXCLUDED FROM SCI FIELD

This Exhibit consists of Exhibit C-1 and Exhibit C-2.

Exhibit C-1
- - -----------

Terfenadine carboxylate (racemate and single isomers)
R-Ketoprofen
S-Ketoprofen (for use in dentifrice or mouthwash formulations)
R-Albuterol
R,R,-Formoterol
R-Fluoxetine
S-Fluoxetine
S-Oxybutynin
R-Oxybutynin
S-Doxazosin
Norastemizole
Norcisapride (racemate and single isomers)
R-Ondansetron
S-Ondansetron
(-)-Amlodipine
Pantoprazole single isomers
Ketoconazole single isomers
Itraconazole single isomers
Descarboethoxyloratadine
Lomefloxacin single isomers
Ketorolac single isomers
Etodolac single isomers
Metoprolol single isomers

Exhibit C-2
- - -----------

Other active metabolite or single-isomer pharmaceutical compounds and other chiral compounds which are identified as being from a Combinatorial Chemistry Library, where such compounds are being developed by SI or its licensees; PROVIDED, HOWEVER, that, with respect to each such compound under this Exhibit C-2,

     (i) SCI shall have a non-exclusive, royalty-free right and license to use and practice the Licensed Technology on a world-wide basis in order to develop, manufacture, use and sell such compound pursuant to all of the terms and conditions of thisAgreement and such compound shall be included in the SCI Field (but only on a non-exclusive basis) until such time as SCI might lose such non-exclusive rights in accordance with (iii) below.

     (ii) SI shall have the right to notify SCI in writing at any time after SI or one of its licensees or sublicensees begins clinical trials on such compound that SI desires to add such compound to Exhibit C-1;

     (iii) If SCI had prior to receipt of such notice under (ii) above not produced at least one (1) kilogram of such compound for sale to a third party, then such compound shall be added to Exhibit C-1 and shall be excluded from the SCI Field;

     (iv) If SCI had prior to receipt of such notice under (ii) above produced at least one (1) kilogram of such compound for sale to a third party, then:

          (A) SCI shall have a non-exclusive, royalty-free perpetual right and license to use and practice the Licensed Technology on a world-wide basis in order to develop, manufacture, use and sell such compound pursuant to all of the terms and conditions of this Agreement and such compound shall be included in the SCI Field (but only on a non-exclusive basis); and

          (B) SI shall also have the right to use and practice the Licensed Technology (with the right to sublicense) on a world-wide basis in order to develop, manufacture, use and sell such compound.

                                    EXHIBIT D
                                    ---------

               LICENSES AGREEMENTS GRANTED BY SI TO THIRD PARTIES
               --------------------------------------------------

1.   License Agreement between SI and Alza dated April 13, 1994.

2. License Agreement between SI and Sterling Winthrop Inc. dated November 30, 1992.

3. License Agreement between SI and Marion Merrell Dow Agreement dated June 1, 1993.

                                 AMENDMENT NO. 1
                                       TO
                    TECHNOLOGY TRANSFER AND LICENSE AGREEMENT

     The undersigned refer to a certain Technology Transfer and License Agreement effective as of January 1, 1995 by and between Sepracor Inc. and SepraChem Inc. (the "Agreement").

     Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

     1. SEMI-SYNTHETIC PACLITAXEL. The parties hereto agree to amend Section 1.5 of the Agreement so as to include all patents and technology relating to semi-synthetic Paclitaxel, which was initially discovered on July 11, 1995.

     2. CLARIFICATION OF RIGHTS RETAINED BY LICENSOR. For the sake of clarification, the parties hereto confirm that, notwithstanding anything contained in the Agreement to the contrary, Licensor has retained the right to grant to a third party a perpetual and exclusive right and license, including the right to grant sublicenses, to the Licensed Technology and to Improvements for use by such third party in a field limited to the development, production and sale or other transfer of Combinatorial Chemistry Libraries (and related technologies) of chiral and achiral compounds for testing against chemical or biological targets.

     3. ASSIGNMENT OF NAGASE AGREEMENTS. To the extent that Nagase agrees to the assignment by SI to SCI of SI's rights and obligations under any or all of the agreements listed on Attachment 1 hereto, or of any part thereof, then SI shall assign such rights and obligations to SCI forthwith.

     4. NO OTHER CHANGES. Except as is expressly stated in this Amendment No. 1, the terms of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have signed this Amendment No. 1 under seal as of July 12, 1995.

                                       SEPRACOR INC., as Licensor

                                       By /s/ Timothy J. Barberich
                                          -----------------------------------
                                              Timothy J. Barberich, President

                                       SEPRACHEM INC., as Licensee

                                       By /s/ Robert L. Bratzler
                                          -----------------------------------
                                              Robert L. Bratzler, President

                                                                    ATTACHMENT 1


(1)  CONFIDENTIALITY AGREEMENT dated as of August 24, 1989

(2)  DEVELOPMENT AGREEMENT dated as of July 24, 1990

(3)  MEMORANDUM to the DEVELOPMENT AGREEMENT dated as of July 17, 1992

(4)  SECOND MEMORANDUM TO THE DEVELOPMENT AGREEMENT dated as of May 10, 1993

(5)  LICENSE AGREEMENT (S-IBUPROFEN) dated as of July 24, 1990

(6)  SECOND AMENDMENT TO THE S-IBUPROFEN LICENSE AGREEMENT dated as of May 10,
     1993

(7) THIRD AMENDMENT TO THE S-IBUPROFEN LICENSE AGREEMENT dated as of ____________

(8)  DISTRIBUTORSHIP AND AGENCY AGREEMENT as of July 24, 1990

(9)  LICENSE AGREEMENT (S-ATENOLOL) dated as of January 24, 1992

(10) AMENDMENT TO S-ATENOLOL LICENSE AGREEMENT dated as of May 10, 1993

(11) LICENSE AGREEMENT (S-FLURBIPROFEN) dated as of July 24, 1992

(12) AMENDMENT TO S-FLURBIPROFEN LICENSE AGREEMENT dated as of May 10, 1993

(13) LICENSE AGREEMENT (GLYCIDOL AND ITS DERIVATIVES) dated as of July 24, 1992

(14) AMENDMENT TO GLYCIDOL AND ITS DERIVATIVES LICENSE AGREEMENT dated as of May 10, 1993

(15) LICENSE AGREEMENT (CAPTOPRIL) dated as of July 24, 1992

(16) LICENSE AGREEMENT (S-KETOPROFEN) dated as of July 24, 1992

(17) AMENDMENT TO THE S-KETOPROFEN LICENSE AGREEMENT dated as of July 24, 1993

(18) LICENSE AGREEMENT (6-APA) dated as of July 24, 1992

(19) AMENDMENT TO 6-APA LICENSE AGREEMENT dated as of May 10, 1993

(20) LICENSE AGREEMENT (EPOXYCHROMANS AND ITS DERIVATIVES) dated as of ________, 1995

(21) SUMMARY OF SEPRACOR/NAGASE MEETING, Marlborough, MA, USA dated as of July 28, 1994

(22) PROFIT SHARING OF S-IBUPROFEN, S-KETOPROFEN, AND R-KETOPROFEN dated as of September 9, 1994

(23) CONFIDENTIALITY AGREEMENT (KHANDELWAL/6-APA) dated as of February 1, 1991

(24) CONFIDENTIALITY AGREEMENT (ALEMBIC/6-APA) dated as of July 1, 1991

(25) CONFIDENTIALITY AGREEMENT (DWC/CAPTOPRIL) dated as of July 25, 1991

(26) CONFIDENTIALITY AGREEMENT (WOCKHARDT/CAPTOPRIL) dated as of October 31,
     1991

(27) CONFIDENTIALITY AGREEMENT (SYNPAC/6-APA) dated as of March 6, 1992

(28) CONFIDENTIALITY AGREEMENT (BOOTS/S-IBUPROFEN) dated as of March 6, 1992

(29) CONFIDENTIALITY AGREEMENT (ETHYL/S-IBUPROFEN) dated as of August 16, 1993

(30) CONFIDENTIALITY AGREEMENT (CHEMINOR/S-IBUPROFEN) dated as of October 1,
     1993

(31) CONFIDENTIALITY AGREEMENT (SHASUN/S-IBUPROFEN) dated as of April 6, 1994

                                 AMENDMENT No. 2
                                       TO
                    TECHNOLOGY TRANSFER AND LICENSE AGREEMENT

     This Amendment No. 2, dated as of the 7th day of February, 1996 ("Amendment No. 2"), is to the Technology Transfer and License Agreement effective as of January 1, 1995, as amended by Amendment No. 1 to Technology License and Transfer Agreement ("Amendment No. 1"), dated as of July 12, 1995 (as so amended by Amendment No. 1, the "Technology Transfer Agreement"), by and between SEPRACOR INC., a Delaware corporation which has offices at 33 Locke Drive, Marlborough, Massachusetts ("SI"), and SEPRACHEM INC., a Delaware corporation which has offices at 33 Locke Drive, Marlborough, Massachusetts ("SCI").

     WHEREAS, under the Technology Transfer Agreement, SI granted SCI a license to use certain intellectual and industrial property rights, as more fully described therein; and

     WHEREAS, both parties desire to amend certain provisions of the Technology Transfer Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1. The first sentence of Section 8.1 of the Technology Transfer Agreement is herby deleted in its entirety and the following substituted therefor:

     "The term of this Agreement shall commence on the Effective Date and shall continue until the earlier to occur of (i) December 31, 1998; or (ii) on six months written notice from SI to SCI or from SCI to SI on or after the date after March 1, 1996 (a) on which the ownership by SI of SCI shall first be less than twenty percent (20%) of the outstanding voting stock of SCI, PROVIDED that such event does not occur in connection with a merger or consolidation of SCI into another entity, or (b) if SCI has been merged or consolidated into another entity and SI has exchanged its stock of SCI for stock of the parent corporation of such other entity, then the date on which the ownership by SI of such parent corporation shall first be less than twenty percent (20%) of the outstanding voting stock of such parent corporation; PROVIDED, that any perpetual licenses or sublicenses granted under this Agreement, and any licenses or sublicenses granted under Section 2.1(b) hereof, shall survive such expiration or termination to the extent that they relate to the Licensed Technology and any Improvements existing on such date of termination or expiration; PROVIDED, FURTHER, however, that any licenses or sublicenses granted under Section 2.1(b) hereof shall continue to be terminable in accordance with the provisions of Exhibit C-2 hereof."

     2. Exhibit D to the Technology Transfer Agreement is hereby amended to add all of the agreements listed on Appendix 1 to Amendment No. 1; it being understood and agreed that the provisions of Section 3 of Amendment No. 1 remain in full force and effect.

     3. Capitalized terms used herein and not otherwise defined shall have the meanings set forth for such terms in the Technology Transfer Agreement.

     4. As so amended by this Amendment No. 2 and Amendment No. 1, the terms and provisions of the Technology Transfer Agreement are ratified and confirmed and shall remain in full force and effect as though set forth in full herein.

     IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have signed this Amendment under seal.

                                       SEPRACOR INC., as Licensor

                                       By /s/ Timothy J. Barberich
                                          -----------------------------------
                                              Timothy J. Barberich, President

                                       SEPRACHEM INC., as Licensee

                                       By /s/ Robert L. Bratzler
                                          -----------------------------------
                                              Robert L. Bratzler, President






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